Exhibit 99.1

                                  NEWS RELEASE
                             FOR IMMEDIATE RELEASE

[GLOBAL ENTERTAINMENT LOGO]
                                                For Further Information Contact:
                                                     Richard Kozuback, President
                                                Global Entertainment Corporation
                                                                    480-994-0772
                                                 www.globalentertainment2000.com

Global Entertainment Corporation                        Rudy R. Miller, Chairman
1600 North Desert Drive, Suite 301                              The Miller Group
Tempe, Arizona 85281                          Investor Relations for the Company
                                                                    602-225-0505
                                                          gee@themillergroup.net
                                                          www.themillergroup.net


                    GLOBAL ENTERTAINMENT CORPORATION REPORTS
                           SECOND QUARTER 2011 RESULTS

TEMPE,  ARIZONA,  JANUARY 14, 2011 -- GLOBAL  ENTERTAINMENT  CORPORATION (OTCBB:
GNTP) - an integrated event and entertainment company, today reported financial results for the second quarter of its fiscal year 2011, ended November 30, 2010.

During this period, the company realized a net loss of $0.5 million or $0.07 per share compared to a net gain of $0.03 million or $0.00 per share for the three-month period ended November 30, 2009.

During the second quarter of the company's fiscal 2011 total revenues produced were $1.9 million which was a decline from the $3.3 million earned during the prior year's quarter. The major factors contributing to the drop in revenues were lessening project management fees and facility management fees. Project management fees for the quarter were $0.2 million compared to $0.5 million in the prior year period, a decrease of $0.3 million related to the completion of projects in Allen, Texas and Independence, Missouri in November 2009. Project management fees during the second quarter originated from the facility under construction in Dodge City, Kansas. Facility management fees during the most recent quarter were $0.5 million versus $1.5 million in the second quarter of fiscal 2010, a drop of $1 million. This decrease is related to reduced fees for preopening services on the completed buildings in Allen, Texas and Independence, Missouri and is off-set by facility management fees in those same projects as well as preopening fees for the Dodge, Kansas facility.

The Central Hockey League was a bright spot for the company during the quarter as it produced increased license fees. License fees - league dues and other rose slightly during the quarter. In addition, license fees - initial and transfer generated $0.3 million during the second quarter of fiscal 2011 while there were no license fees - initial and transfer earned during the previous year's second quarter.

Total operating costs declined year-over-year. The company had total operating costs of $2.1 million during the second quarter versus $3.3 million in the prior year's second quarter, a drop of $1.2 million. Cost of revenues fell to $0.9 million for the quarter, down from $1.9 million in the second quarter of fiscal 2010. General and administrative costs also declined, moving to $1.2 million from $1.4 million in the same period the previous year.

Richard Kozuback, President and Chief Executive Officer stated, "The economy continues to present challenges for us. However, we have reduced operating costs and eliminated business units that have not been profitable for us. Also, we will develop strategic alliances with synergistic business partners with experience and expertise in facility management that will allow us to continue to focus on our core competencies and increasing internal efficiencies as we strive to position Global Entertainment for future growth."

                                                                         more...

Global Entertainment Corporation Reports Second Quarter 2011 Results January 14, 2011
Page 2


Kozuback added, "We are pleased with the performance of the Central Hockey League and International Coliseums Company and we project improvements in other areas of our business in 2011; specifically, Global Entertainment Ticketing (GetTix.net). In addition, we look forward to the completion of the United Wireless Arena in Dodge City, Kansas in February which will mark the successful completion of the tenth event center project for our company since 2003."

Visit our web sites:

     www.globalentertainment2000.com         www.centralhockeyleague.com
          www.coliseums.com                       www.GetTix.net

Global Entertainment Corporation is an integrated events and entertainment company focused on mid-size communities that is engaged, through its seven wholly owned subsidiaries, in sports management, multi-purpose events and entertainment centers and related real estate development, facility and venue management and marketing and venue ticketing. GLOBAL PROPERTIES I, in correlation with arena development projects, works to maximize value and develop potential new properties. INTERNATIONAL COLISEUMS COMPANY, INC. (ICC) serves as project manager for arena development while ENCORE FACILITY MANAGEMENT and GEC FOOD SERVICE, LLC coordinate arena operations and concessions. GLOBAL ENTERTAINMENT MARKETING SYSTEMS (GEMS) pursues licensing and marketing opportunities related to the Company's sports management and arena developments and operations. GLOBAL ENTERTAINMENT TICKETING (GETTIX.NET) is a ticketing company for sports and entertainment venues. THE WESTERN PROFESSIONAL HOCKEY LEAGUE, INC., through a joint operating agreement with the Central Hockey League, is the operator and franchisor of professional minor league hockey teams in nine states.

     Certain statements in this release may be "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements may include projections of matters that affect revenue, operating expenses or net earnings; projections of capital expenditures; projections of growth; hiring plans; plans for future operations; financing needs or plans; plans relating to the company's products and services; and assumptions relating to the foregoing.

     Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking information.

     Some of the important factors that could cause the company's actual results to differ materially from those projected in forward-looking statements made by the company include, but are not limited to, the following: limited liquidity and the need for additional financing intense competition within the sports and entertainment industries, past and future acquisitions, expanding operations into new markets, risk of business interruption, changing consumer demands, dependence on key personnel, sales and income tax uncertainty and increasing marketing, management, occupancy and other administrative costs.

     The "audited" consolidated balance sheet contained in this press release has been derived from, and should be read in conjunction with, the Company's May 31, 2010 annual report on Form 10-K. This press release does not include all disclosures normally required by accounting principles generally accepted in the United States.

                            FINANCIAL TABLES FOLLOW:

Global Entertainment Corporation Reports Second Quarter 2011 Results January 14, 2011
Page 3

                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                    CONDENSED CONSOLIDATED BALANCE SHEETS As
                of November 30, 2010 (Unaudited) and May 31, 2010
                                    (Audited)
               (in thousands, except share and per share amounts)

                                                                          November 30,          May 31,
                                                                              2010               2010
                                                                            --------           --------
                                                                           (Unaudited)
                                     ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                                 $    348           $    193
  Accounts receivable, net of $0 and $194 allowance
   at November 30, 2010 and May 31, 2010                                       1,105              1,042
  Prepaid expenses and other assets                                              116                257
                                                                            --------           --------
      Total current assets                                                     1,569              1,492

Property and equipment, net                                                       96                107
Accounts receivable                                                              215                215
Goodwill                                                                         519                519
Other assets                                                                     100                119
                                                                            --------           --------
      Total assets                                                          $  2,499           $  2,452
                                                                            ========           ========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
  Accounts payable                                                          $  1,287           $    739
  Accrued liabilities                                                            715                871
  Deferred revenues                                                              357                 86
  Contractual obligation - current portion                                        34                 41
  Notes payable - current portion                                                552                 79
                                                                            --------           --------
      Total current liabilities                                                2,945              1,816

Deferred income tax liability, net                                                 5                  5
Contractual obligation - long-term portion                                        18                 35
                                                                            --------           --------
      Total liabilities                                                        2,968              1,856
                                                                            --------           --------

COMMITMENTS AND CONTINGENCIES (see Note 5)

STOCKHOLDERS' EQUITY (DEFICIT)
  Global Entertainment Corporation stockholders' equity:
  Preferred stock, $.001 par value; 10,000,000 shares authorized;
   no shares issued or outstanding                                                --                 --
  Common stock, $.001 par value; 50,000,000 shares authorized;
   6,646,062 shares issued and outstanding as of November 30, 2010
   and as of May 31, 2010                                                          7                  7
  Additional paid-in capital                                                  10,992             10,987
  Accumulated deficit                                                        (11,449)           (10,410)
                                                                            --------           --------
Total stockholders' equity controlling interest                                 (450)               584
Noncontrolling interests                                                         (19)                12
                                                                            --------           --------
      Total Stockholders' Equity (Deficit)                                      (469)               596
                                                                            --------           --------
      Total Liabilities and Stockholders's Equity (Deficit)                 $  2,499           $  2,452
                                                                            ========           ========

Global Entertainment Corporation Reports Second Quarter 2011 Results January 14, 2011
Page 4

                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED STATEMENTS OF
           OPERATIONS For the Three and Six Months Ended November 30,
                            2010 and 2009 (Unaudited)
               (in thousands, except share and per share amounts)


                                                       For the Three Months Ended          For the Six Months Ended
                                                              November 30,                       November 30,
                                                         2010             2009              2010              2009
                                                      ----------       ----------        ----------        ----------
REVENUES
  Project development fees                            $       --       $      102        $       --        $      152
  Project management fees                                    177              533               388               979
  Facility management fees                                   452            1,534             1,267             2,438
  Ticket service fees                                        260              314               383               513
  Food service revenue                                       151              252               271               324
  Advertising sales commissions                               54              120               122               191
  License fees - league dues and other                       531              474               757               848
  License fees - initial and transfer                        250               --               250               100
  Other revenue                                               16                5               277               159
                                                      ----------       ----------        ----------        ----------
      Total revenues                                       1,891            3,334             3,715             5,704
                                                      ----------       ----------        ----------        ----------
OPERATING COSTS AND EXPENSES
  Cost of revenues                                           908            1,943             2,034             3,079
  General and administrative costs                         1,198            1,363             2,434             2,827
                                                      ----------       ----------        ----------        ----------
Total operating costs and expenses                         2,106            3,306             4,468             5,906
                                                      ----------       ----------        ----------        ----------
OPERATING INCOME (LOSS)                                     (215)              28              (753)             (202)
                                                      ----------       ----------        ----------        ----------
OTHER INCOME (EXPENSE)
  Interest income                                              1               --                 1                 1
  Interest expense                                           (23)              --               (27)               (5)
  Loss on investment in PVEC, LLC                           (227)              (2)             (279)               --
                                                      ----------       ----------        ----------        ----------
      Total other expense                                   (249)              (2)             (305)               (4)
                                                      ----------       ----------        ----------        ----------
INCOME (LOSS) FROM OPERATIONS, BEFORE TAX                   (464)              26            (1,058)             (206)
INCOME TAX BENEFIT                                            --               --                --                --
                                                      ----------       ----------        ----------        ----------
NET INCOME (LOSS)                                           (464)              26            (1,058)             (206)
NET INCOME (LOSS), ATTRIBUTABLE TO
 NONCONTROLLING INTEREST                                       9               --               (19)               17
                                                      ----------       ----------        ----------        ----------

NET INCOME (LOSS), ATTRIBUTABLE TO GLOBAL             $     (473)      $       26        $   (1,039)       $     (223)
                                                      ==========       ==========        ==========        ==========
EARNINGS (LOSS) PER SHARE - BASIC AND DILUTED:
  Net income (loss), attributable to Global
   common shareholders                                $    (0.07)      $     0.00        $    (0.16)       $    (0.03)
                                                      ==========       ==========        ==========        ==========
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING -
 BASIC AND DILUTED                                     6,646,062        6,639,150         6,646,062         6,636,115
                                                      ==========       ==========        ==========        ==========